SUBORDINATION AGREEMENT



Lender:    Bradley J. Buscher
Creditor:  Capital Partners, Ltd., a Florida corporation
Debtor:    Mercury Waste Solutions, Inc.
Date:      January 22, 1997


         WHEREAS, the Debtor is now or hereafter may be indebted to the Lender on account of loans or other extensions of credit or financial accommodations from the Lender to Debtor, or to any other person under the guaranty or endorsement of the Debtor (all indebtedness of every type and description which the Debtor may now or at any time hereafter owe to the Lender, whether such indebtedness now exists or is hereafter created or incurred, whether such indebtedness is fixed or contingent, liquidated or unliquidated, is hereinafter collectively referred to as "Lender Indebtedness"); and

         WHEREAS, the Debtor is also indebted to the Creditor in the sum appearing below opposite the signature of the Creditor; and

         WHEREAS, the Lender is unwilling to continue the existing Lender Indebtedness or to make future loans or to continue to extend financial accommodations unless the Creditor executes this Debt Subordination Agreement;

         NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Creditor does hereby agree with Lender as follows:

         1. Notwithstanding any other agreement to the contrary including but not limited to the Intercreditor Agreement between Mercury Waste Solutions, Inc., Lender and U.S. Environmental, Incorporated dated January 4, 1996, the payment of all Debtor's indebtedness of every type and description whether now existing or hereafter created or incurred, all such indebtedness being hereinafter collectively referred to as the "Subordinated Indebtedness") is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of all the Lender Indebtedness.

         2. The Creditor will not demand, receive or accept any principal payment from the Debtor in respect of the Subordinated Indebtedness except for principal payments (but not prepayments) in accordance with the term of the Subordinated Indebtedness, the Creditor will not demand, receive or accept any principal or interest payment from the Debtor in respect of the Subordinated Indebtedness if at the time of payment the Debtor is in default in any respect on any of its then existing Lender Indebtedness.

         3. In the event that the Creditor shall receive any payment on the Subordinated Indebtedness which the Creditor is not entitled to receive under the provisions of the foregoing Paragraph 2, the Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Creditor where necessary) for application on the then existing Lender Indebtedness (whether due or not due), in such manner of application as the Lender may deem appropriate. In the event of the failure of the Creditor to make any endorsement required under this Subordination Agreement, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocably appointed as attorney-in-fact for the Creditor to make the same in the Creditor's name.

         4. Regardless of any priority otherwise available to the undersigned by law or by agreement, any security interest which Creditor may now hold or may at any time hereafter acquire in any personal or real property of Debtor, including, without limitation, inventory, receivables, documents of title, equipment, fixtures, general intangibles and equity securities of Debtor, together, in each case, with all proceeds thereof (the "Collateral"), is, shall be and shall remain fully subordinate for all purposes to any security interest now held or at any time hereafter granted to or acquired by Lender in any portion or all of the Collateral.

         5. The Creditor will not (a) commence any action or proceeding against the Debtor to recover all or any part of the unpaid principal amount of the Subordinated Indebtedness, (b) exercise collection rights as to any Collateral, take possession of or sell or dispose of any Collateral or exercise or enforce any other right or remedy available to the Creditor upon default against the Collateral, or (c) join with any creditor (unless the Lender shall so join) in bringing any proceedings against the Debtor under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government, unless and until the Lender Indebtedness has been paid in full.

         6. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets or liabilities of the Debtor, the Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Debtor in respect of the Subordinated Indebtedness and will hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the Creditor where necessary) for application on the then existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until Lender Indebtedness has been paid in full. In the event that the Creditor shall fail to take any such action, the Lender, as attorney-in-fact for the Creditor, may take such action on behalf of the Creditor. The Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as the attorney-in-fact for the Creditor with the right (but not the duty) to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, and to take such other proceedings in the Lender's own name or in the name of the Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Creditor will execute and deliver to the Lender such other and further powers of attorney or instruments as the Lender may request in order to accomplish the foregoing.

         7. The Creditor will cause all notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Subordination Agreement. At the request of the Lender, the Creditor will deposit with the Lender all of the notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof, which notes, debentures or other instruments may be held by the Lender so long as there remains outstanding any Lender Indebtedness and until this Subordination Agreement is terminated as hereinafter provided. Without the prior written consent of the Lender, the Creditor will not assign, transfer or pledge to others any of the Subordinated Indebtedness or agree to a discharge or forgiveness of the same so long as there remains outstanding any Lender Indebtedness and until this Subordination Agreement is terminated as hereinafter provided.

         8. None of the provisions of this Subordination Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodation to the Debtor or any other person.

         9. This Subordination Agreement shall constitute a continuing agreement of subordination, and the Lender may continue, without notice to or consent by the Creditor, to make loans and extend other credit or financial accommodation to or for the account of the Debtor in reliance upon this Subordination Agreement until written notice of revocation of this Subordination Agreement shall have been received by the Lender from the Creditor. Any such notice of revocation shall not affect this Subordination Agreement in relation to any Lender Indebtedness then existing or created thereafter pursuant to any previous commitment of the Lender to the Debtor, or any extensions or renewals of any such Lender Indebtedness, and as to all such Lender Indebtedness and extensions or renewals thereof, this Subordination Agreement shall continue effective until the same have been fully paid with interest. If there be more than one signer of this Subordination Agreement, any such notice of revocation shall be effective only as to the one giving such notice of revocation. For purposes of this Subordination Agreement, the Lender Indebtedness shall not be deemed to be paid in full if the Lender shall have established a line of credit in favor of the Debtor, whether or not the Lender shall have any obligation to make any advances or issue guaranties or letters of credit or make other financial accommodations thereunder, or if the Debtor shall have guaranteed the repayment of advances or other financial accommodations under such a line of credit in favor of another person.

         10. The Lender may, at any time, and from time to time, either before or after any such notice of revocation, without the consent of or notice to the Creditor, without incurring responsi bility to the Creditor, and without impairing or releasing any of its rights or any of the obligations of the Creditor hereunder: (a) change the interest rate or change the amount of payment or extend the time of payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner; (b) sell, exchange, release or otherwise deal with all or any part of any property at any time securing payment of the Lender Indebtedness or any part thereof; (c) release anyone liable in any matter for the payment or collection of the Lender Indebtedness or any part thereof; (d) exercise or refrain from exercising any right against the Debtor or others (including the Creditor); and (e) apply any sums received by the Lender, by whomsoever paid and however realized, to Lender Indebtedness in such manner as the Lender shall deem appropriate.

         11. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Creditor to the Lender in any other respect at any other time.

         12. This Subordination Agreement and every part hereof shall be binding upon the Creditor and upon the heirs, legal representatives, successors and assigns of the Creditor and of each of them, respectively (in case this Subordination Agreement be signed by more than one signer), from and after the date of its execution and delivery to the Lender irrespective of whether this or any similar agreement is executed by any other creditor of Debtor. This Subordination Agreement is enforceable by the Lender and each of its participants, successors and assigns. Notice of acceptance by the Lender of this Subordination Agreement or of reliance by the Lender upon the subordination herein contained is hereby waived by the Creditor.

         13. If more than one Creditor shall sign this Subordination Agreement, then the covenants, promises and agreements herein contained shall be construed to be the several promises, covenants and agreements of each of those signers.

         IN WITNESS WHEREOF, the Creditor has executed this Subordination Agreement as of the day and year first above written.

Dated: January 22, 1997                          Capital Partners, Ltd.


                                                 By
                                                      --------------------------
                                                      Mark Edlund, its President



                                                      --------------------------
                                                      Bradley J. Buscher



         The undersigned, being the Debtor referred to in the foregoing Subordination Agreement, hereby acknowledges receipt of a copy thereof and agrees to all of the terms and provisions thereof, and agrees to and with the Lender named therein that the undersigned will make no payment of the Subordinated Indebtedness therein described or consent to or participate in any act whatever which payment or act is in violation of any of the provisions of said Subordination Agreement. The undersigned hereby authorizes the Lender, without notice to the undersigned, to declare all of the Lender Indebtedness to be due and payable forthwith upon any violation of the undersigned of any of the provisions of the said Subordination Agreement.


                                                   Mercury Waste Solutions, Inc.


                                                   By
                                                     ---------------------------
                                                          Its
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